POWER OF ATTORNEY


         I, the undersigned Trustee/Director of First Variable Rate Fund for Government Income, Calvert Tax-Free Reserves, Calvert Cash Reserves, The Calvert Fund, and Calvert Municipal Fund, Inc. (collectively, the "Funds"), hereby constitute Ronald M. Wolfsheimer, William M. Tartikoff, Susan Walker Bender, Katherine Stoner, Lisa Crossley, and Ivy Wafford Duke my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Funds with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Funds with any government agency in any jurisdiction, domestic or foreign.

         The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Funds, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, and all state laws regulating the securities industry.

         The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Funds in connection with any transaction approved by the Board of Trustee/Directors.

         When any of the above-referenced attorneys signs my name to any document in connection with maintaining the lawful operation of the Funds, the signing is automatically ratified and confirmed by me by virtue of this Power of Attorney.

         WITNESS my hand on the date set forth below.



Date                                                 Signature





                                                     Douglas E. Feldman
Witness                                              Name of Director

                          POWER OF ATTORNEY


         I, the undersigned Trustee/Director of First Variable Rate Fund for Government Income, Calvert Tax-Free Reserves, Calvert Cash Reserves, The Calvert Fund, and Calvert Municipal Fund, Inc. (collectively, the "Funds"), hereby constitute Ronald M. Wolfsheimer, William M. Tartikoff, Susan Walker Bender, Katherine Stoner, Lisa Crossley, and Ivy Wafford Duke my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Funds with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Funds with any government agency in any jurisdiction, domestic or foreign.

         The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Funds, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, and all state laws regulating the securities industry.

         The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Funds in connection with any transaction approved by the Board of Trustee/Directors.

         When any of the above-referenced attorneys signs my name to any document in connection with maintaining the lawful operation of the Funds, the signing is automatically ratified and confirmed by me by virtue of this Power of Attorney.

         WITNESS my hand on the date set forth below.



Date                                                   Signature





                                                       Frederick  T. Borts
Witness                                                Name of Director

                            POWER OF ATTORNEY


         I, the undersigned Trustee/Director of First Variable Rate Fund for Government Income, Calvert Tax-Free Reserves, Calvert Cash Reserves, The Calvert Fund, and Calvert Municipal Fund, Inc. (collectively, the "Funds"), hereby constitute Ronald M. Wolfsheimer, William M. Tartikoff, Susan Walker Bender, Katherine Stoner, Lisa Crossley, and Ivy Wafford Duke my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Funds with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Funds with any government agency in any jurisdiction, domestic or foreign.

         The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Funds, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, and all state laws regulating the securities industry.

         The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Funds in connection with any transaction approved by the Board of Trustee/Directors.

         When any of the above-referenced attorneys signs my name to any document in connection with maintaining the lawful operation of the Funds, the signing is automatically ratified and confirmed by me by virtue of this Power of Attorney.

         WITNESS my hand on the date set forth below.



Date                                              Signature





                                                  Peter W. Gavian
Witness                                           Name of Director

                            POWER OF ATTORNEY


         I, the undersigned Trustee/Director of First Variable Rate Fund for Government Income, Calvert Tax-Free Reserves, Calvert Cash Reserves, The Calvert Fund, and Calvert Municipal Fund, Inc. (collectively, the "Funds"), hereby constitute Ronald M. Wolfsheimer, William M. Tartikoff, Susan Walker Bender, Katherine Stoner, Lisa Crossley, and Ivy Wafford Duke my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Funds with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Funds with any government agency in any jurisdiction, domestic or foreign.

         The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Funds, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, and all state laws regulating the securities industry.

         The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Funds in connection with any transaction approved by the Board of Trustee/Directors.

         When any of the above-referenced attorneys signs my name to any document in connection with maintaining the lawful operation of the Funds, the signing is automatically ratified and confirmed by me by virtue of this Power of Attorney.

         WITNESS my hand on the date set forth below.



Date                                                   Signature





                                                       David R. Rochat
Witness                                                Name of Director

                            POWER OF ATTORNEY


         I, the undersigned Trustee/Director of First Variable Rate Fund for Government Income, Calvert Tax-Free Reserves, Calvert Cash Reserves, The Calvert Fund, and Calvert Municipal Fund, Inc. (collectively, the "Funds"), hereby constitute Ronald M. Wolfsheimer, William M. Tartikoff, Susan Walker Bender, Katherine Stoner, Lisa Crossley, and Ivy Wafford Duke my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Funds with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Funds with any government agency in any jurisdiction, domestic or foreign.

         The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Funds, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, and all state laws regulating the securities industry.

         The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Funds in connection with any transaction approved by the Board of Trustee/Directors.

         When any of the above-referenced attorneys signs my name to any document in connection with maintaining the lawful operation of the Funds, the signing is automatically ratified and confirmed by me by virtue of this Power of Attorney.

         WITNESS my hand on the date set forth below.



Date                                                   Signature




                                                       D. Wayne Silby
Witness                                                Name of Director

                            POWER OF ATTORNEY


         I, the undersigned Officer of First Variable Rate Fund for Government Income, Calvert Tax-Free Reserves, Calvert Cash Reserves, The Calvert Fund, and Calvert Municipal Fund, Inc. (collectively, the "Funds"), hereby constitute William M. Tartikoff, Susan Walker Bender, Katherine Stoner, Lisa Crossley, and Ivy Wafford Duke my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Funds with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Funds with any government agency in any jurisdiction, domestic or foreign.

         The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Funds, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, and all state laws regulating the securities industry.

         The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Funds in connection with any transaction approved by the Board of Trustee/Directors.

         When any of the above-referenced attorneys signs my name to any document in connection with maintaining the lawful operation of the Funds, the signing is automatically ratified and confirmed by me by virtue of this Power of Attorney.

         WITNESS my hand on the date set forth below.



Date                                                   Signature




                                                       Ronald M. Wolfsheimer
Witness                                                Name of Officer

                            POWER OF ATTORNEY


         I, the undersigned Trustee/Director of First Variable Rate Fund for Government Income, Calvert Tax-Free Reserves, Calvert Cash Reserves, The Calvert Fund, and Calvert Municipal Fund, Inc. (collectively, the "Funds"), hereby constitute Ronald M. Wolfsheimer, William M. Tartikoff, Susan Walker Bender, Katherine Stoner, Lisa Crossley, and Ivy Wafford Duke my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Funds with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Funds with any government agency in any jurisdiction, domestic or foreign.

         The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Funds, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, and all state laws regulating the securities industry.

         The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Funds in connection with any transaction approved by the Board of Trustee/Directors.

         When any of the above-referenced attorneys signs my name to any document in connection with maintaining the lawful operation of the Funds, the signing is automatically ratified and confirmed by me by virtue of this Power of Attorney.

         WITNESS my hand on the date set forth below.



Date                                              Signature





                                                  Barbara Krumsiek
Witness                                           Name of Director

                         POWER OF ATTORNEY


          I, the undersigned Trustee/Director of First
Variable Rate Fund for Government Income, Calvert Tax-Free Reserves, Calvert Cash Reserves (doing business as Money Management Plus), The Calvert Fund, and Calvert Municipal Fund, Inc. (collectively, the "Funds"), hereby constitute Ronald M. Wolfsheimer, William M. Tartikoff, Susan Walker Bender, Beth-ann Roth, and Katherine Stoner my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Funds with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Funds with any government agency in any jurisdiction, domestic or foreign.

         The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Funds, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, and all state laws regulating the securities industry.

         The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Funds in connection with any transaction approved by the Board of Trustee/Directors.

         When any of the above-referenced attorneys signs my name to any document in connection with maintaining the lawful operation of the Funds, the signing is automatically ratified and confirmed by me by virtue of this Power of Attorney.

         WITNESS my hand on the date set forth below.



May 4, 1994
Date                                     Signature




                                         Richard L.  Baird, Jr.
Witness                                  Name of
Trustee/Director

                            POWER OF ATTORNEY


         I, the undersigned Trustee/Director of First Variable Rate Fund for Government Income, Calvert Tax-Free Reserves, Calvert Cash Reserves (doing business as Money Management Plus), The Calvert Fund, and Calvert Municipal Fund, Inc. (collectively, the "Funds"), hereby constitute Ronald M. Wolfsheimer, William M. Tartikoff, Susan Walker Bender, Beth-ann Roth, and Katherine Stoner my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Funds with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Funds with any government agency in any jurisdiction, domestic or foreign.

         The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Funds, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, and all state laws regulating the securities industry.

         The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Funds in connection with any transaction approved by the Board of Trustee/Directors.

         When any of the above-referenced attorneys signs my name to any document in connection with maintaining the lawful operation of the Funds, the signing is automatically ratified and confirmed by me by virtue of this Power of Attorney.

         WITNESS my hand on the date set forth below.



May 4, 1994
Date                                        Signature




                                            Frank H.  Blatz, Jr.
Witness                                     Name of Trustee/Director

                            POWER OF ATTORNEY


         I, the undersigned Trustee/Director of First Variable Rate Fund for Government Income, Calvert Tax-Free Reserves, Calvert Cash Reserves (doing business as Money Management Plus), The Calvert Fund, and Calvert Municipal Fund, Inc. (collectively, the "Funds"), hereby constitute Ronald M. Wolfsheimer, William M. Tartikoff, Susan Walker Bender, Beth-ann Roth, and Katherine Stoner my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Funds with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Funds with any government agency in any jurisdiction, domestic or foreign.

         The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Funds, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, and all state laws regulating the securities industry.

         The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Funds in connection with any transaction approved by the Board of Trustee/Directors.

         When any of the above-referenced attorneys signs my name to any document in connection with maintaining the lawful operation of the Funds, the signing is automatically ratified and confirmed by me by virtue of this Power of Attorney.

         WITNESS my hand on the date set forth below.



May 4, 1994
Date                                          Signature




                                              Charles E. Diehl
Witness                                       Name of Trustee/Director

                            POWER OF ATTORNEY


         I, the undersigned Trustee/Director of First Variable Rate Fund for Government Income, Calvert Tax-Free Reserves, Calvert Cash Reserves (doing business as Money Management Plus), The Calvert Fund, and Calvert Municipal Fund, Inc. (collectively, the "Funds"), hereby constitute Ronald M. Wolfsheimer, William M. Tartikoff, Susan Walker Bender, Beth-ann Roth, and Katherine Stoner my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Funds with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Funds with any government agency in any jurisdiction, domestic or foreign.

         The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Funds, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, and all state laws regulating the securities industry.

         The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Funds in connection with any transaction approved by the Board of Trustee/Directors.

         When any of the above-referenced attorneys signs my name to any document in connection with maintaining the lawful operation of the Funds, the signing is automatically ratified and confirmed by me by virtue of this Power of Attorney.

         WITNESS my hand on the date set forth below.



May 4, 1994
Date                                         Signature




                                              John G. Guffey, Jr.
Witness                                       Name of Trustee/Director

                            POWER OF ATTORNEY


         I, the undersigned Trustee/Director of First Variable Rate Fund for Government Income, Calvert Tax-Free Reserves, Calvert Cash Reserves (doing business as Money Management Plus), The Calvert Fund, and Calvert Municipal Fund, Inc. (collectively, the "Funds"), hereby constitute Ronald M. Wolfsheimer, William M. Tartikoff, Susan Walker Bender, Beth-ann Roth, and Katherine Stoner my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Funds with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Funds with any government agency in any jurisdiction, domestic or foreign.

         The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Funds, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, and all state laws regulating the securities industry.

         The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Funds in connection with any transaction approved by the Board of Trustee/Directors.

         When any of the above-referenced attorneys signs my name to any document in connection with maintaining the lawful operation of the Funds, the signing is automatically ratified and confirmed by me by virtue of this Power of Attorney.

         WITNESS my hand on the date set forth below.



May 4, 1994
Date                                         Signature




                                             Arthur J. Pugh
Witness                                      Name of Trustee/Director

                            POWER OF ATTORNEY


         I, the undersigned Officer of First Variable Rate Fund for Government Income, Calvert Tax-Free Reserves, Calvert Cash Reserves (doing business as Money Management Plus), The Calvert Fund, and Calvert Municipal Fund, Inc. (collectively, the "Funds"), hereby constitute William M. Tartikoff, Susan Walker Bender, Beth-ann Roth, and Katherine Stoner my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Funds with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Funds with any government agency in any jurisdiction, domestic or foreign.

         The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Funds, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, and all state laws regulating the securities industry.

         The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Funds in connection with any transaction approved by the Board of Trustee/Directors.

         When any of the above-referenced attorneys signs my name to any document in connection with maintaining the lawful operation of the Funds, the signing is automatically ratified and confirmed by me by virtue of this Power of Attorney.

         WITNESS my hand on the date set forth below.



March 1, 1995
Date                                      Signature




                                          Ronald M. Wolfsheimer
Witness                                   Name of Officer